FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 25, 1997

                         Commission File Number 1-13123


                                METALS USA, INC.
             (Exact name of Registrant as Specified in its Charter)


              DELAWARE                                    76-0533626
    (State or other jurisdiction                       (I.R.S. Employer
  of incorporation or organization)                  Identification Number)


        THREE RIVERWAY, SUITE 600                             77056
             HOUSTON, TEXAS                                 (Zip Code)
  (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 965-0990
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    On November 20, 1997, Metals USA, Inc. (the "Company") and Wayne Steel, Inc. ("Wayne Steel") received the necessary approvals from the Federal Trade Commission, which together with the completion of all other necessary administrative approvals, permitted the Company and Wayne Steel to complete the merger of the two companies that had been previously announced on October 29, 1997. The acquisition was accounted for as a "pooling-of interests" transaction. Wayne Steel is headquartered in Wooster, Ohio, was founded in 1921 by Meyer Shapiro and operates in Randleman, North Carolina as well as a newly constructed processing facility scheduled to open in Jeffersonville, Indiana in late 1997. Wayne Steel is a value-added metals processor of flat rolled steel providing products and services primarily in the transportation, electrical and telecommunications equipment manufacturing industries. Wayne Steel had fiscal 1996 and nine months ended September 30, 1997 net sales of $105.8 million and $100.0 million, respectively, operating income of $6.2 million and $6.7 million, respectively, and currently has about 220 employees. Mr. Tom Sharpiro, President and Chief Executive Officer, has been employed by Wayne Steel for 25 years and has signed a five-year employment agreement with Wayne Steel to continue in that capacity.

    The Company filed a report on Form 8-K dated October 1, 1997, reporting the acquisitions of Jeffreys Steel Company, Inc., Meier Metal Servicenters, Inc., Harvey Titanium, Ltd., and the purchase of the business of Federal Bronze Products Inc. which was acquired by a newly-organized and wholly-owned subsidiary of the Company, Federal Bronze Alloys Inc., on September 26, 1997.

    The acquisitions described in the preceding paragraph, together with Wayne Steel, are collectively referred to as the "Acquired Companies". The consideration paid by the Company for each Acquired Company was determined by negotiations between the Company and representatives of each Acquired Company and was based primarily upon the pro forma adjusted net income of each Acquired Company. The aggregate consideration paid by the Company for the Acquired Companies was approximately $41.4 million in cash and 9,522,374 shares of common stock (excluding assumed indebtedness of approximately $40.5 million). The cash component of the acquisition consideration was paid with borrowings from the Company's existing $150.0 million revolving credit facility.

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
ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

    (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

    The required financial statements have been incorporated by reference to the Company's Registration Statement on Form S-1 (Registration No. 333-35575) dated November 14, 1997.

    (b) PRO FORMA FINANCIAL INFORMATION

    The required pro forma financial statements have been incorporated by reference to the Company's Registration Statement on Form S-1 (Registration No. 333-35575) dated November 14, 1997.

    (c)  EXHIBITS:

99.1 Financial Statements of Wayne Steel, Inc., together with the report of independent public accountants thereon, are hereby incorporated by reference to the Post Effective Amendment No. 1 to the Company's Registration Statement on Form S-1 (Registration Statement No. 333-35575) filed with the Securities and Exchange Commission on November 14, 1997.

99.2 Financial Statements of Jeffreys Steel Company, Inc., together with the report of independent public accountants thereon, are hereby incorporated by reference to the Post Effective Amendment No. 1 to the Company's Registration Statement on Form S-1 (Registration Statement No. 333-35575) filed with the Securities and Exchange Commission on November 14, 1997.

99.3 Financial Statements of Harvey Titanium, Ltd., together with the report of independent public accountants thereon, are hereby incorporated by reference to the Post Effective Amendment No. 1 to the Company's Registration Statement on Form S-1 (Registration Statement No. 333-35575) filed with the Securities and Exchange Commission on November 14, 1997.

99.4 Unaudited Pro Forma Financial Statements, reflecting the pro forma balance sheet at September 30, 1997 and the pro forma results of operations for the nine months ended September 30, 1997 and for the year ended December 31, 1997 of the Company together with the Acquired Companies, are hereby incorporated by reference to the Post Effective Amendment No. 1 to the Company's Registration Statement on Form S-1 (Registration Statement No. 333-35575) filed with the Securities and Exchange Commission on November 14, 1997.

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
                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, who has signed this report on behalf of the Registrant.


                                                 METALS USA, INC.

                                         By: /s/ TERRY L. FREEMAN
                                                 Terry L. Freeman
Date: November 25, 1997                Vice President and Corporate Controller